FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  August 31, 2001


                         Fighton Succession Corporation
                   ------------------------------------------
             (Exact Name of registrant as specified in its charter)

                 [To Be Known As Key Card Communications, Inc.]

       California                 33-14982-LA                 33-0897453
-----------------------     -----------------------      -----------------------
   (State  or  other        (Commission File Number)        (I.R.S. Employ
    jurisdiction of                                        Identification No.)
     incorporation)

         5969 Cattleridge Boulevard, Suite 200, Sarasota, Florida 34232
         --------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code  (941) 552-2140
                                                           --------------


                                 Non Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Certain  statements  in  this 8-K including, without limitation, information set forth under Item 1 on projected or estimated financial status of the Company may contain foward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), including, without limitation, statements regarding th Company's expectations, beliefs, estimates, intentions, and strategies about the future. Words such as, "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," or variations of such words and similar expressions are intended to identify such forward-looking statements, but their absence does not mean that the statement is not forward-looking. The Company desires to avail itself of certain "safe harbor" provisions of the Act and is therefore including this special note to enable the Company to do so.

ITEM  1:  CHANGE IN CONTROL OF REGISTRANT

The Registrant, Fighton Succession Corporation (hereafter Fighton or Registrant) has as of an effective closing date of August 31, 2001, and subject to subsequent shareholder notice and ratification, deemed that approximately 94% of its currently issued and outstanding shares have been acquired by approximately 33 shareholders of a privately held Florida corporation known as Key Card Communications, Inc. ("Key Card"). In this transaction between the majority shareholders of both companies, and as approved by management of each company, the Key Card shareholders acquired 16,716,414 shares of Fighton Succession Corporation constituting approximately 94% of the currently and issued and outstanding shares, 17,780,260 in exchange for 100% of the Key Card shares.

As of the date of the closing, Fighton had 50,000,000 common shares authorized, no par value. The Registrant has only one class of stock. The transaction was completed by the transfer from existing Fighton shareholders of approximately
3,433,000 Fighton common shares and the issuance of an additional 13,283,414 Fighton common shares to satisfy the required number of shares to close the acquisition agreement described above.

The nature of this acquisition is sometimes referred to as a "reverse acquisition" in that while Key Card Communications, Inc. is becoming the wholly owned subsidiary and sole operating entity of Fighton Succession Corporation, subject to subsequent shareholder vote. The Fighton Succession Corporation will be renamed to Key Card Communications, Inc., or a reasonable derivation of such name. Key Card management, as more particularly described below, will be substituted as the new Board of Directors and management for the public entity which shall assume and discharge the principal business activity of Key Card Communications, Inc. as its sole operating business and purpose. Accordingly, in most material respects, the Registrant takes on the business, management, name and control from the operating subsidiary.

At the present time, the new management of the Registrant is considering, but has not yet determined, whether to complete a formal merger between the operating subsidiary and the parent Company, or whether it will continue to operate the subsidiary as part of the public company. In the event that the Key Card Communications, Inc. continues to operate as an operating subsidiary it will also undergo a name change to reflect its operational status in relationship to the parent Company and will use some related name, such as Key


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Card Communications Operating Company.  Additionally, the new Board of Directors
is considering, but has not yet determined, if a potential change of the domicile of the parent corporation, incident to or separate from a merger with the operating subsidiary, to the State of Nevada is in the best interest of the reorganized Company.

Key Card is presently engaged in the business of providing prepaid long distance services. Key Card was formed in May, 2000 and thereafter acquired 100% of the stock of Five Star Communications, Inc. Key Card markets its prepaid calling card products and services under the trade names Five Star and Key Card.

Key Card's core product, prepaid calling cards, incorporates a toll-free access number and PIN (Personal Identification Number) printed on an array of attractive, branded phone cards. Purchasers of these prepaid phone cards are able to place international and domestic long distance calls from any touch tone phone in the Continental United States at what are believed to be favorable rates. The branded cards, in conjunction with Key Card's business model and sales programs, have allowed Key Card to penetrate the marketplace and to create a base of repeat customers.

Key Card focuses primarily on sales of cards to retailers and prepaid phone card distributors. These resellers are believed attracted to Key Card's phone cards due to their branded packaging, profitability and ease of use. By concentrating on these two segments of the marketplace, Key Card hopes to maximize its future profitability, generates repeat sales and continually increases its revenues. Additionally, the Company sells a small portion of its cards directly to consumers via Key Card's Internet presence and website from its principal place of business in Sarasota, Florida. Key Card should be considered a start-up entity as it has actively been engaged in its present business activities only since May, 2000.

At present, Key Card had total gross revenues of approximately $4,888,688 for the calendar year ending December 31, 2000 and approximately $4,142,880 in revenues year to date through August 31, 2001. Key Card has not obtained an operating profit for these periods and had a net loss for fiscal year 2000. Key Card anticipates its initial profit in the fourth quarter of 2001, though it will have a net loss for calendar year 2001 operations.

Key Card anticipates that it will have an unaudited, consolidated financial statement prepared for the third quarter ending September 30, 2001. This statement should be prepared within 45 days of the end of the third quarter and which consolidated accounting will be filed as a supplement to this 8-K report, as well as the first 10-Q report filed by the new management to the Company for the third quarter of 2001.

The Company by majority consent of its present shareholders has designated as interim directors, Mr. B. Stephen May of Sarasota, Florida, Mr. Michael Rejbeni also of Sarasota, Florida and Mrs. Marcia Bates of Sarasota, Florida. Key Card intends to shortly call a Special Shareholder Meeting to allow all shareholders to vote upon the election of the interim directors or other nominees; the reorganization and possible merger; and the change of name and other related matters, including any dissenting shareholder rights.


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The  new  Board  has  in  turn  designated  and appointed Mr. Michael Rejbeni as
President and COO; Mr. B. Stephen May as CEO and Treasurer; and Mrs. Marcia Bates as Secretary. These appointments are summarized as follows:

        NAME                       OFFICE                         ADDRESS

Mr.  B.  Stephen  May        Director/CEO/Treasurer          Sarasota, Florida

Mr.  Michael  Rejbeni        Director/President/COO          Sarasota, Florida

Mrs.  Marcia  Bates          Director/Secretary              Sarasota, Florida

The completion of the various reorganization matters generally described above will be reported in more detail as part of the periodic filing by the Registrant on Forms 10-QSB and 10-KSB as subsequently due and completed.

ITEM  2:  ACQUISITION  OR  DISPOSITION  OF  ASSETS

As part of the general Reverse Acquisition described under Part 1, above, the Registrant has acquired all of the tangible and intangible assets of its fully owned operating subsidiary Key Card Communications, Inc., subject to final shareholder vote.

Key Card Communications, Inc., as a private company, has not historically maintained independent audited financial information; however, the combined consolidated Financial Statements for Key Card and its parent will be reported as set-out below.

The Registrant intends to have an independent unaudited consolidated financial statement prepared as a supplement to this 8-K report as of approximately November 14th for the third quarter ending September 30, 2001. Registrant does not presently have a pro forma consolidate balance sheet, but believes the
                         ---  -----
foregoing approximate revenue figures are generally accurate, but cannot warrant or represent such figures until such consolidated accounting has been completed and such estimates are subject to the more complete accounting to be filed, including all accounting notes applicable to such supplemental accounting.

As a working entity, the Registrant plans to continue the present business activity of the acquired subsidiary.

ITEM  4:  CHANGE  OF  REGISTRANT'S  CERTIFIED  ACCOUNTANT

Historically the Florida firm of Weinberg & Company, P.A. of Boca Raton, Florida has provided the independent accounting and auditing services to the Registrant. Registrant has not presently determined the designation of the independent auditors for the company, but which firm will be shortly retained to complete the consolidated Financial Statements described above. Weinberg & Company have indicated a willingness to assist during the transitional period in supplying


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historical  accounting  information  for  the  Company,  or in continuing as its auditors  if  designated  by  the  Board.

ITEM  6:   RESIGNATION  OF  REGISTRANT'S  DIRECTORS

Preceding the closing of the Majority Share Acquisition described under Item 1, the then existing directors of Fighton Succession Corporation, Mr. Tim T. Chang and Mr. Patrick R. Boyd resigned as officers and directors as of June 21, 2001. These individuals have continued to represent the Registrant on an informal and interim basis as liaison agents to complete the reorganization and closing as indicated under Item 1. The new Board of Directors, as identified under Item 1, are deemed to be appointed and effective as of August 31, 2001. They will serve on an interim basis until the next regular election of directors by the shareholders of the Registrant. No date is presently set for the next election of directors.

ITEM  7:   FINANCIAL  STATEMENTS  AND  EXHIBITS

The Company has generally estimated the basic financial data as presently known to management as a result of the proposed reorganization. Actual consolidated unaudited financial statements for the companies, on an unaudited basis, will not be independently prepared or available until approximately the end of the third quarter and will be filed as a supplement to this 8-K as well as the next 10-QSB report due on or about November 14, 2001. These financial's, as prepared, will supplement this 8-K report.

Current management of the Registrant believes that the foregoing information generally constitutes all significant available information on the reorganization and resulting financial condition of the Registrant. Each shareholder of record is being provided notice of this reorganization, including a copy of this 8-K. Any shareholder may ask for further or additional information as may be available from management of the Company at the address supplied on the cover of this current 8-K report.

The Company intends to retain its fiscal year accounting on a calendar year basis ending December 31st of each year.

Exhibits:

     1.     Consolidated  Financial  Statements  (To  Be  Subsequently  Filed).

     2.     Closing  Agreement  for  Stock  Exchange.

     3.     Majority  Shareholder  Consent  Resolution.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIGHTON  SUCCESSION  CORPORATION
                                    To Be Known As Key Card Communications, Inc.



Date: 9-10-01                        By:  /s/ Michael  Rejbeni
     ---------                          Mr.  Michael  Rejbeni
                                        President


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